UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 4, 2011

Vitamin Shoppe, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34507	11-3664322
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

2101 91st Street

North Bergen, New Jersey 07047

(Addresses of Principal Executive Offices, including Zip Code)

(201) 868-5959

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 4, 2011, Vitamin Shoppe, Inc. (the “Company”) appointed Anthony N. Truesdale, age 48, to the Board of Directors of the Company, concurrent with the promotion of Mr. Truesdale to the Company’s Chief Executive Officer. Mr. Truesdale previously served as the Company’s President and Chief Merchandising Officer from April 2006 to April 2011. Prior to joining the Company, he was Senior Vice President of Merchandising and Supply Chain Management at Petsmart, Inc., holding various positions of increasing responsibility since January 1999. Before joining Petsmart, Inc., Mr. Truesdale worked for two years at Sainsbury’s in the United Kingdom as the Senior Manager for produce and for 16 years with various operations and merchandising roles at Shaws Supermarkets in New England.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VITAMIN SHOPPE, INC.

Date: April 7, 2011	By:	/s/ Brenda Galgano
	Name: Title:	Brenda Galgano Chief Financial Officer